Exhibit 99(b)

CERTIFICATION PURSUANT TO U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of InterTAN, Inc. (the “Company”) on Form 10K for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I James P. Maddox, Vice President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350 , as adopted pursuant to ss. 906 of the Sarbanes-Oxley act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

/S/    JAMES P. MADDOX

James P. Maddox
Vice President and Chief Financial Officer
September 26, 2002